Bluegreen Corporation January 2014 Exhibit 99.1

Statements in this presentation may constitute forward-looking statements and are made pursuant to the Safe
Harbor Provision of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including, but not limited to, the risks and uncertainties associated with economic, credit market, competitive and other factors affecting the Company and its operations, markets, products and services; risks relating to the merger with BFC Financial Corporation (“BFC”); the
Company’s efforts to improve its liquidity through cash sales and larger down payments on financed sales may not be successful; the performance of the Company’s VOI notes receivable may deteriorate, and the FICO ® score-
based credit underwriting standards may not have the expected effects on the performance of the receivables; the Company may not be in a position to draw down on its existing credit lines or may be unable to renew, extend, or replace such lines of credit; the Company may require new credit lines to provide liquidity for its operations, including facilities to sell or finance its notes receivable; the Company may not be able to successfully securitize additional timeshare loans and/or obtain adequate receivable credit facilities in the future; risks relating to pending or future litigation, regulatory proceedings, claims and assessments; sales and marketing strategies may not be successful; marketing costs may increase and not result in increased sales; system-wide sales, including sales on behalf of third parties and sales to existing owners, may not continue at current levels or they may decrease; fee-
based service initiatives may not be successful and may not grow or generate profits as anticipated;
it may be necessary or desirable to increase capital expenditures, thereby decreasing free cash flow; risks related to other financial trends discussed in this presentation including that the Company may be required to further increase its allowance for loan losses in the future and record additional impairment charges as a result of any such increase; selling and marketing expenses as a percentage of system-wide sales of VOIs, net may not remain at current levels or they may increase; and the Company’s indebtedness may increase in the future; and the risks and other factors detailed in the Company’s previous SEC filings and BFC’s SEC filings, including those contained in the “Risk Factors” sections of such filings.
NOTE: Bluegreen Corporation’s (“Bluegreen’s”) financial statements and all amounts derived from such included in this presentation are presented on Bluegreen’s historical basis accounting. Bluegreen’s financial statements are also included in BFC Financial Corporation’s (“BFC’s”) filings with the Securities and Exchange Commission, and certain amounts disclosed therein will differ from those included in this presentation due to the impact of certain “purchase accounting” adjustments recorded by BFC in connection with its November 2009 indirect acquisition of approximately 7.4 million additional shares of Bluegreen’s Common Stock, which resulted in BFC, indirectly, holding a controlling interest in Bluegreen.

2 Table of Contents Company Profile Highlights Our Industry Our Business Liquidity Appendices A – Other Information

A leading leisure/hospitality management & marketing company with desirable vertical integration, focused on the timeshare industry.
Founded in 1966 and entered the timeshare space in 1994, today Bluegreen is one of the largest timeshare companies.
Bluegreen was publicly-traded from 1985 – 2013
In April 2013,
BFC Financial Corporation (OTC: BFCF) ("BFC") completed
its previously announced acquisition of Bluegreen Corporation (the
“Merger"). BFC had been a significant Bluegreen shareholder since 2002 and the majority shareholder since 2009. As a result of the Merger,
Bluegreen became an indirect, wholly-owned subsidiary of BFC and BBX
Capital Corporation (NYSE: BBX), and ceased to be an SEC registrant.
Core product is the flexible, points-based Bluegreen Vacation Club.
Strong emphasis on customer experience; attractive demographic profile.
This platform supports three source of revenues:
Traditional timeshare business
Growing fee-based services business
Finance business
Company Profile

Highlights
Operating model features improvements from historical, capital-intensive timeshare model:
“Capital light” business model that is generating cash from multiple streams:
Growing sales while focusing on marketing efficiencies
Improving debt profile
Minimizing capital spending
Established FICO® score – based credit underwriting program in December 2008
Completed sale of non-core real estate business (Bluegreen Communities) in May 2012
Traditional timeshare sales operations generate significant cash sales and currently have historically low capital requirements
Fee-based Services Business:
Fee-Based services sales & marketing commissions
Property management, title, mortgage servicing & other Fee-Based services
Finance business income

Highlights (cont.)
Generated free
(1)
cash flow of $71 million during YTD September 2013.
Increased cash realized within 30 days of sale from 24% of sales in 2008, to 54% in YTD
September 2013.
The “capital-light” fee-based service business model generated $46 million in pre-tax profits
(2)
in
YTD September 2013.
Receivable-backed debt decreased 41% to $442 million at September 30, 2013 from $748 million at December 31, 2008.
Lines-of-credit and notes payable declined 61% to $88 million as of September 30, 2013 from
$223 million as of December 31, 2008.
Capital expenditures
(3)
decreased from $188 million in 2008 to $23 million in YTD September
2013.
(1) Cash flow from operating and investing activities
(2) Before corporate overhead and finance profits
(3) Excludes spending for inventory obtained under “just-in-time” fee-based service arrangements.

Highlights (cont.)
Associate headcount decreased 26% from 6,396 as of 9/30/08 to 4,747 as of 9/30/13.
Revolving credit facilities of $240 million with availability of $134 million as of December 31, 2013.
Recent transactions in credit and securitization markets (including Merger financing of $75 million and
$110.6 million securitization).
Unrestricted cash and equivalents of $135 million as of September 30, 2013.
Sales to Bluegreen Vacation Club owners represented 56% of total Resort sales in YTD September
2013, indicating a high level of customer satisfaction and providing a lower cost marketing channel.

System Wide VOI Sales, Net (a)
(a) Excludes estimated uncollectible VOI notes receivable.  Includes sales made on behalf of fee-based service clients.
Income from Continuing Operations (b)
($ in millions)
($ in millions)
(b) Net of income taxes.
Results of Operations

Timeshare Industry
2012 U.S. Timeshare sales of approximately $6.9 billion (up 6%).
Highest one-year sales growth since 2006.
Other participants include: Wyndham, Marriott, Starwood, Hilton, Hyatt, Disney,
Diamond, Orange Lake and Silverleaf.
Increased activity in the industry in corporate transactions, consolidation and ongoing affiliation through Fee-Based Service arrangements.

9 Why not just rent? Hotel Room vs. Timeshare Vacation Home Typical Hotel Room Typical Bluegreen Vacation Villa Lifetime Budget Lifetime Budget

Bluegreen Vacations
Vacation Ownership Interests (real estate) sold
through points-based Bluegreen Vacation Club®.
More than 176,000 owners in the Bluegreen
Vacation Club and over 237,000 owners under
management as of September 30, 2013.
64 in-network resorts.
Access to 23 Shell Vacation Club Resorts through
“Select Connections” partnership.
Access to 21 Raintree Vacation Club Resorts
through Prizzma.
In January 2013, Bluegreen Vacations was
named the “Official Vacation Ownership Provider
of Choice Hotels”.

Bluegreen Vacation Club
Vacation Ownership with Flexibility, Quality and Value
Since 1994
Owners get the flexibility of  a points-based reservation system, not an internal exchange.
Note: All subject to terms and conditions of the Bluegreen Vacation Club.

12 Bluegreen Vacation Club Resorts

13 Mountain Run at Boyne, Boyne Falls Michigan Club 36, Las Vegas, Nevada Grande Villas at World Golf Village, St. Augustine, Florida The Fountains, Orlando, Florida Bluegreen Vacation Club Resorts

La Cabana , Oranjestad, Aruba
The Club at Big Bear,  Big Bear lake, California
Wilderness Club at Big Cedar, Ridgedale, Missouri
Shenandoah Crossing, Gordonsville, Virgina
Bluegreen Vacation Club Resorts

15 • Average income: $75,000 - $80,000 • Age: 44-55 • Marital Status: Married • Number of persons per vacation ownership trip: 2.8 • Number of nights per stay: 4.3 Typical Bluegreen Owner

16 Bluegreen Sales Centers

17 Experienced Direct Marketer Over 161,000 Sales Tours In YTD September 2013 Approximately 28,500 Sales In YTD September 2013 17.7% Conversion

18 Selling and Marketing Expenses

Fee-Based Services
• We provide various timeshare services and product offerings for third-party property owners/developers, lenders and investors.
• Services are based on Bluegreen’s core competencies in:
– Sales & Marketing
– Property Management
– Risk Management
– Title & Escrow
– Design & Development
– Mortgage Servicing
• Allows third-party property owners/developers to benefit from the Bluegreen Vacation Club product and sales distribution platform.
• Two types of Sales & Marketing Arrangements:
– Commission-Based
– Just-in-Time
• Cash business, which requires little, if any, capital expenditure/debt by Bluegreen.
• Expands the offerings of the Bluegreen Vacation Club.

20 Fee-Based Services-Sales ($ in millions)

21 Other Fee-Based Services ($ in millions)

22 Fee-Based Services-Profits ($ in millions)

Provides seller-financing to
FICO® score credit qualified
Bluegreen timeshare customers to
facilitate sales and earn net interest
profits.
In-house servicing of all
Bluegreen receivables and certain
fee-based service clients; centralized
at our Boca Raton, FL headquarters.
Bluegreen has been servicing
loans for over 20 years.  Our
Mortgage management team has a
combined 159 years of servicing
experience, with an average tenure
of 15 years with Bluegreen.
Resorts Notes Receivable Outstanding (update)
($ in millions)
Finance Business

24 ($ in millions) Finance Operations – Net Interest Spread

Bluegreen Resorts
Credit Underwriting Standards
(FICO®
Scores at time of Origination)
300-499
300-574
500-599
575-599
300-850
600-850 600-850
300
350
400
450
500
550
600
650
700
750
800
850
1994 - 12/14/08 12/15/08 - 12/31/09 1/1/10 +
10% Down Payment 20% Down Payment 100% Cash Only
Minimum Down Payments*:
* Excludes individuals with no FICO® score, for which there are separate down payment criteria.

Bluegreen Resorts
FICO®
Profile (a)
(a) Percentage of portfolio outstanding at 12/31/10 originated in the 2008-2010 periods by FICO® strata (12/31/11 for 2011 originated loans,12/31/12 for 2012 originated loans and 09/30/13  for YTD September 2013 originated loans), excluding foreign obligors and other
“No FICO®” loans in 2009 – September 2013, which were less than 1.5% in 2009 and 2010, and 3% in 2011, 2012 and YTD September
2013. 2008 assumes strata for 10% of loans outstanding  at 12/31/10, for which no FICO® score was obtained. Based on most recent
FICO® score in Bluegreen’s files for each obligor.

Original Portfolio Statistics
(1) Loans without a FICO® score are removed. FICO® is at the time of sale. Excluding loans paid in full within 6 months from origination.
VOI RATES & TERMS
NEW OBLIGORS with a FICO® SCORE of 600
EFFECTIVE 11/01/08
Int. Rate w/o
Down Payment      Int. Rate    Auto-Debit   Max Term
10% 16.99%*      17.99%       10 years
20%                          15.99%*      16.99%       10 years
10% 15.99%*      16.99%      3/5/7 years
50% 9.99%         9.99%          1 year
Interest Rates
*In the event a borrower goes off of pre-authorized checking, the interest rate will increase by 1%.
VOI Loans
YTD 9/30/13
Weighted Average FICO®
(Highest Obligor)
705
(1)
Weighted Average
Interest Rate
16.5%

Typical Collection Process - VOI
10 Days – Telephone contact generally initiated on delinquent accounts when an account is as few as 10 days past due
30 Days – Letter mailed advising the borrower (if a U.S. resident) that if the loan is not brought current, the delinquency will be reported to the credit reporting agencies
(telephone contact continues)
60 Days – “Lock-out” letter mailed, return receipt requested and regular mail, advising that the borrower cannot use any accommodations until the delinquency is cured (telephone contact continues)
90 Days – “Notice of Intent to Cancel Membership” mailed, return receipt requested and regular mail, which informs the borrower that unless the delinquency is cured within 30 days, the borrower will forfeit ownership (telephone contact continues)
Approximately 120 Days – Termination letter mailed, return receipt requested and regular mail, advising the borrower that the owner’s beneficial rights in the Bluegreen
Vacation Club have been terminated and loan is defaulted
The VOI is placed back into inventory for resale to a new purchaser

VOI Portfolio Dynamics
* In the event a borrower goes off of pre-authorized checking, the interest rate will increase by 1%.
Unlike floating rate residential mortgage loans (many of which have
“teaser” rates), the monthly payment for Bluegreen’s borrowers does not change over the life of the loan.*
The average monthly payment (approximately $200) for Bluegreen’s borrowers is much less than a typical mortgage payment.
Geographical diversity of obligors, few foreign obligors.
Bluegreen’s VOI collections team has an average of 16 years of collections experience.  Our collectors are incentivized through a performance-based compensation program.
Bluegreen implemented FICO® score-based credit requirements on
12/15/08 and further raised such guidelines on 1/1/10.

Each sale facility/securitization/hypothecation has a separate, dedicated lockbox.
There is a daily automated, repetitive wire to the paying agent/lender for each sale facility/securitization/hypothecation.
Banking Partners in current securitizations:
Lock Box – Bank of America
Paying Agent & Indenture Trustee – U.S. Bank
Bluegreen VOI Loan Payment Methods
As of December 2013
PAC/ACH/Automated 90.4%
Coupon Book 9.6%
Total 100.0%

31 Bluegreen VOI Delinquency Performance (1) Excludes introductory products Note: Loans are generally defaulted, and therefore no longer included in delinquency, after 120 days. (1)

Portfolio Performance
(1)
(1) Excludes introductory products
(2) Compares cumulative defaults through the end of the period which is 48 months after the beginning of each origination year listed. Comparison is made between origination year 2008 (which was the last year that loans were originated with no FICO®-based credit underwriting standards) to origination year 2010 (the first year of the current FICO®-based credit underwriting standards).
Percentage of
outstanding loans
Percentage of outstanding
principal balance over 30 days past due
Originations Pre-12/15/08
(loans not credit scored at origination)
37.6% 4.20%
Originations 12/15/08 – 12/31/2013
(loans must meet minimum FICO® requirement of 500
from 12/15/2008 – 12/31/2009; 575 thereafter)
62.4% 3.22%
Total 100% 3.59%
Non-Scored vs. Credit Scored VOI Defaults at 48 months
(2)
Percentage defaulted
Loans originated 1/1/08 – 12/14/08 23.86% (as of 12/31/11)
Loans originated 1/1/10 – 12/31/10 13.27% (as of 12/31/13)
VOI Delinquency Breakdown: As of December 31, 2013
Note: Loans are generally defaulted, and therefore no longer included in delinquency, after 120 days.

Bluegreen’s Previous Receivables Purchase
Facilities and Term Securitizations
There has never been a principal or interest payment delinquency or default under any of these facilities.
Purchase Facility/Term Securitization Note Amount
1998 GE Purchase Facility $100.0 MM
2000 GE Purchase Facility $  90.0 MM
2001-A ING Purchase Facility $125.0 MM
2002-A Term Securitization $170.2 MM
2004-A GE Purchase Facility $  38.6 MM
2004-B Term Securitization $156.6 MM
2004-C BB&T Purchase Facility $140.0 MM
2005-A Term Securitization $203.8 MM
2006-A GE Purchase Facility $125.0 MM
2006-B Term Securitization $139.2 MM
2007-A Term Securitization $177.0 MM
2008-A Term Securitization $  60.0 MM
BXG Legacy 2010 Securitization      $  27.0 MM
2010-A Term Securitization                                            $107.6 MM
Quorum Federal Credit Union Purchase Facility $  30.0 MM
2012-A Term Securitization $100.0 MM
2013-A Term Securitization $110.6 MM
2013 BB&T/DZ Bank Purchase Facility $  80.0 MM
Total $ 2.0 Billion

Liquidity: Cash Flow Activities
($ in millions)
2010 2011 2012 9 Mos 9/2012 9 Mos 9/2013
Cash Flow provided by operating
activities
$164 $167 $168 $115 $80
Cash Flow provided by (used in)
investing activities
(6) (4) 22 23 (9)
Cash Flow used in financing activities
(156) (154) (117) (119) (90)
Net  increase (decrease) in cash and
cash equivalents
$2 $9 $73 $19 $(19)
Ending unrestricted cash balance
$72 $81 $154 $100 $135

Revolving Credit Facilities
($ in thousands)
December 31, 2013
A. Non-recourse (except for representations and warranties).
B. Amount outstanding includes $4.2 million from an associated inventory loan with same lender.
Lender Type
Facility
Amount
Amount
Outstanding
Amount
Available
Revolving Advance
Period Expiration Maturity
BB&T/DZ Bank Receivables Purchase Facility 12/17/2014 12/17/2017 $80,000 ------- $80,000(A)
Quorum Receivables Purchase Facility 3/31/2014 12/30/2030 30,000 23,775 6,225(A)
Liberty Receivable Hypothecation Facility 11/30/2015 11/30/2018 50,000 19,756 30,244
CapitalSource  Receivable Hypothecation Facility 9/20/2016 9/20/2019 40,000 24,851 15,149(B)
NBA Receivable Hypothecation Facility 10/10/2015 4/10/2021 30,000 28,505 1,495
NBA Inventory Facility 12/13/2016 12/13/2018 10,000 9,544 456
$240,000 $133,569

Contractual Debt Maturities
As of September 30, 2013
($ in millions)
(A) Net of Legacy Discount
Less Than 1-3 4-5 After 5 Debt
1 Year Years Years Years Balance
Receivable Backed Notes (Recourse) $- $3 $18 $35
(A)
$56
Lines of Credit & Notes Payable   8 24 21 35 88
Jr Subordinated Debentures - - - 111 111
Subtotal – Recourse Debt 8 27 39 181 255
Non- Recourse Receivable – Backed Notes  - 5 - 381 386
Total  $8 $32 $39 $562 $641

Balance Sheet
($ in thousands)
September 30, 2013  December 31, 2012
Assets (unaudited)
Cash and cash equivalents, unrestricted            $  134,681 $  153,662
Cash and cash equivalents, restricted 84,698 54,335
Notes receivable, net 470,198 480,865
Inventory, net 266,346 274,006
Property and equipment, net 72,508 68,975
Prepaid Expenses and Other assets 62,662 47,799
Total assets $1,091,093 $1,079,642

Balance Sheet (cont.)
($ in thousands)
(a) Reflects payments to public shareholders of $89.2 million in connection with the Merger and payment of $38 million of dividends.
           September 30, 2013            December 31, 2012
Liabilities and Shareholder’s Equity
                            (unaudited)
Accounts payable & accrued liabilities   $                    81,990 $                    81,970
Deferred income
                        31,912                          27,679
Deferred income taxes
                         66,303                          42,663
Receivable - backed debt :
      Non-recourse
                      385,752                       356,015
      Recourse
                     56,100                       89,640
Lines-of-credit and notes payable
                      88,445                       21,551
Junior subordinated debentures
                      110,827                       110,827
      Total liabilities
                    821,329                       730,345
Non-controlling interest
                         48,060                          37,919
Bluegreen shareholder’s equity
(a)
                      221,704                       311,378
Total shareholders’ equity
269,764 349,297
Total liabilities and shareholder’s equity
$               1,091,093 $               1,079,642

Income Statements
($ in millions)
(a) Unaudited
(b) Sales of Bluegreen's inventory only, net of estimated uncollectible VOI notes receivable.
Nine Months Ended
(a)
               Year Ended
9/2013 9/2012 2012 201
Sales of VOIs
(b)
$197 $152 $208 $16
Fee-based sales commission revenue
74 66 88 7
Other fee-based services revenue
61 57 75 7
Interest income and other
63 66 87 9
396 341 458 40
Cost of VOIs sold
35 31 40 4
Cost of other resort fee-based services
38 35 46 5
Selling, general and administrative expenses
223 179 247 19
Interest expense
29 33 42 5
Other expense, net
- - -
324 278 375 34
Pre-tax income from continuing operations
71 62 83 5
Provision for income taxes
24 22 29 2
Income from continuing operations
$47 $40 $54 $3

40 Appendix A: Other Information

BFC and BBX’s Ownership History of Bluegreen
$10.00 per
share cash
1 Share
of Bluegreen
4/2002
38%
2002-2009
dilution to
28%
11/2009
52%
2012 seeking to
go to 100% for
$10.00 per
share cash
5/2002
Chairman
Vice
Chairman
<2002
0% - 4.9%
4/2013
Completed
merger
resulting in
BFC’s 54%
and BBX’s
46%
beneficial
interest in
BXG

42 Bluegreen Corporation Woodbridge Holdings, LLC BFC Financial Corporation (OTC: BFCF) 54% 46% 100% BBX Capital Corporation (NYSE: BBX) Completed Merger with BFC

Unique Club Configuration
Bluegreen Vacation Club-
‘Trust’ architecture allows
for the retention of voting
rights once inventory is
sold, perpetual
management control, and
allows for recovery of the
underlying collateral for
non-performing consumer
loans or assessments
without necessity of
judicial process.
Purchaser
Bluegreen /
3
rd
Party
Developer
Vacation
Club Trust
1. Promissory Note
2. Deed To VOI
3. Mortgage
4. Owner Beneficiary Rights
1
2
3
4

Realized Cash vs Receivables at
Point of Sale
(as a percentage of sales)
(1) Includes both 100% cash sales and down payments.
58%
42%
2011
Sales realized
in 30 days (1)
Sales that
become a
receivable
53%
47%
2012
Sales realized
in 30 days (1)
Sales that
become a
receivable
24%
76%
2008
Sales realized
in 30 days (1)
Sales that
become a
receivable
45%
55%
2009
Sales realized
in 30 days (1)
Sales that
become a
receivable
54%
46%
2010
Sales realized
in 30 days (1)
Sales that
become a
receivable
54%
46%
YTD Steptember 2013
Sales realized
in 30 days (1)
Sales that
become a
receivable

45 Sales to Existing Owner Base ( As a % of system-wide sales, which include sales on behalf of third parties)

How Bluegreen VOI Buyers Finance Their Purchase
*Dollar amount rounded to the nearest whole dollar.
**Note: Based on average household income of $80,000 for timeshare buyers.
Purchase Price of a Typical Vacation Ownership Interest: $13,200    100%
Cash Down Payment: ($ 1,320)    (10%)
Amount Financed: $11,880      90%
Terms of Typical Financing:
Term / Amortization: 10 years
Fixed Interest Rate: 16.99%
Monthly Payment: $ 206*
Approx. Annual Maintenance Fee/ Club Dues:   $ 809
Annual Cost During Financing Period: $ 3,286*  (4.1% of Income**)
Annual Cost After Financing Period: $ 809      (1.0% of Income**)